COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	82.1%
COMMUNICATIONS—TOWERS	12.2%
American Tower Corp.		102,683	$22,706,292
Crown Castle International Corp.		169,042	23,498,528

			46,204,820

REAL ESTATE	69.9%
DATA CENTERS	9.3%
CyrusOne, Inc.		133,963	10,596,473
Digital Realty Trust, Inc.		30,669	3,981,143
Equinix, Inc.		35,832	20,667,898

			35,245,514

HEALTH CARE	5.8%
Sabra Health Care REIT, Inc.		291,843	6,700,715
Welltower, Inc.		166,075	15,054,699

			21,755,414

HOTEL	2.6%
Host Hotels & Resorts, Inc.		248,301	4,293,124
Pebblebrook Hotel Trust		111,851	3,111,695
Sunstone Hotel Investors, Inc.		186,993	2,569,284

			9,974,103

INDUSTRIALS	5.5%
Prologis, Inc.		244,668	20,850,607

NET LEASE	10.0%
Agree Realty Corp.		91,187	6,670,329
Essential Properties Realty Trust, Inc.		171,357	3,925,789
Four Corners Property Trust, Inc.		154,071	4,357,128
Spirit Realty Capital, Inc.		133,612	6,394,670
VEREIT, Inc.		662,787	6,482,057
VICI Properties, Inc.		437,215	9,902,920

			37,732,893

OFFICE	5.5%
Boston Properties, Inc.		22,244	2,884,157
Douglas Emmett, Inc.		119,896	5,135,146
Hudson Pacific Properties, Inc.		97,755	3,270,882
Kilroy Realty Corp.		96,345	7,504,312
Vornado Realty Trust		28,249	1,798,614

			20,593,111

		Shares	Value
RESIDENTIAL	17.7%
APARTMENT	10.7%
Apartment Investment & Management Co., Class A		69,293	$3,612,937
Equity Residential		70,588	6,088,921
Essex Property Trust, Inc.		47,625	15,556,706
UDR, Inc.		315,635	15,301,985

			40,560,549

MANUFACTURED HOME	3.8%
Equity LifeStyle Properties, Inc.		57,861	7,730,230
Sun Communities, Inc.		45,334	6,729,832

			14,460,062

SINGLE FAMILY	3.2%
Invitation Homes, Inc.		406,519	12,037,027

TOTAL RESIDENTIAL			67,057,638

SELF STORAGE	5.5%
Extra Space Storage, Inc.		108,437	12,667,611
Public Storage		32,690	8,017,876

			20,685,487

SHOPPING CENTERS	7.2%
COMMUNITY CENTER	3.6%
Acadia Realty Trust		101,380	2,897,441
Regency Centers Corp.		86,645	6,020,961
Urban Edge Properties		235,341	4,657,398

			13,575,800

REGIONAL MALL	3.6%
Macerich Co. (The)		167,191	5,281,564
Simon Property Group, Inc.		54,631	8,503,315

			13,784,879

TOTAL SHOPPING CENTERS			27,360,679

SPECIALTY	0.8%
Lamar Advertising Co., Class A		35,982	2,948,005

TOTAL REAL ESTATE			264,203,451

TOTAL COMMON STOCK (Identified cost—$200,105,931)			310,408,271

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	13.7%
BANKS	0.3%
GMAC Capital Trust I, 7.943% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(a)		35,000	$917,350

FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375% to 10/15/24, Series I(b),(c)		40,000	1,117,600

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(b),(c)		25,000	633,500

REAL ESTATE	12.8%
DIVERSIFIED	2.1%
Colony Capital, Inc., 8.75%, Series E(c)		49,180	1,243,762
Colony Capital, Inc., 7.15%, Series I(c)		49,794	1,143,270
Colony Capital, Inc., 7.125%, Series J(c)		18,666	432,491
EPR Properties, 5.75%, Series G(c)		15,876	411,982
Investors Real Estate Trust, 6.625%, Series C(c)		19,695	514,434
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(c)		11,300	649,637
National Retail Properties, Inc., 5.70%, Series E(c)		32,000	801,920
Saul Centers, Inc., 6.00%, Series E(c)		14,000	361,480
Urstadt Biddle Properties, Inc., 6.75%, Series G(c)		25,000	635,000
Urstadt Biddle Properties, Inc., 5.875%, Series K(c)		25,000	623,125
Wells Fargo Real Estate Investment Corp., 6.375%, Series A(c)		41,997	1,067,564

			7,884,665

HEALTH CARE	0.0%
Senior Housing Properties Trust, 5.625%		5,718	137,518

HOTEL	2.2%
Ashford Hospitality Trust, Inc., 7.375%, Series F(c)		43,000	946,000
Ashford Hospitality Trust, Inc., 7.375%, Series G(c)		24,463	522,530
Ashford Hospitality Trust, Inc., 7.50%, Series H(c)		20,000	431,000
Ashford Hospitality Trust, Inc., 7.50%, Series I(c)		30,000	631,500
Hersha Hospitality Trust, 6.50%, Series D(c)		23,937	592,441
Hersha Hospitality Trust, 6.50%, Series E(c)		10,348	262,839
Pebblebrook Hotel Trust, 6.30%, Series F(c)		38,944	987,620
RLJ Lodging Trust, 1.95%, Series A(c)		19,675	531,028
Summit Hotel Properties, Inc., 6.45%, Series D(c)		26,000	683,670
Summit Hotel Properties, Inc., 6.25%, Series E(c)		41,881	1,120,735
Sunstone Hotel Investors, Inc., 6.95%, Series E(c)		32,000	882,880
Sunstone Hotel Investors, Inc., 6.45%, Series F(c)		29,825	764,415

			8,356,658

		Shares	Value
INDUSTRIALS	1.4%
Monmouth Real Estate Investment Corp., 6.125%, Series C(c)		40,000	$1,002,000
PS Business Parks, Inc., 5.75%, Series U(c)		39,173	1,005,963
PS Business Parks, Inc., 5.70%, Series V(c)		34,990	900,992
PS Business Parks, Inc., 5.20%, Series Y(c)		25,000	653,500
Rexford Industrial Realty, Inc., 5.875%, Series A(c)		41,973	1,078,706
STAG Industrial, Inc., 6.875%, Series C(c)		28,000	731,360

			5,372,521

MANUFACTURED HOME	0.4%
UMH Properties, Inc., 8.00%, Series B(c)		20,000	520,000
UMH Properties, Inc., 6.75%, Series C(c)		32,000	836,160

			1,356,160

NET LEASE	0.9%
Spirit Realty Capital, Inc., 6.00%, Series A(c)		47,667	1,247,445
VEREIT, Inc., 6.70%, Series F(c)		93,545	2,371,366

			3,618,811

OFFICE	0.6%
Brookfield Property Partners LP, 6.375%, Series A2(c)		10,000	259,600
City Office REIT, Inc., 6.625%, Series A(c)		25,000	659,250
SL Green Realty Corp., 6.50%, Series I(c)		46,016	1,195,956

			2,114,806

RESIDENTIAL	0.8%
APARTMENT	0.2%
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(c)		34,725	920,907

SINGLE FAMILY	0.6%
American Homes 4 Rent, 6.50%, Series D(c)		26,903	729,071
American Homes 4 Rent, 6.35%, Series E(c)		36,927	981,889
American Homes 4 Rent, 6.25%, Series H(c)		22,767	592,625

			2,303,585

TOTAL RESIDENTIAL			3,224,492

SELF STORAGE	0.4%
National Storage Affiliates Trust, 6.00%, Series A(c)		25,000	664,750
Public Storage, 5.15%, Series F(c)		7,288	189,124
Public Storage, 5.60%, Series H(c)		20,000	562,400

			1,416,274

		Shares	Value
SHOPPING CENTERS	3.2%
COMMUNITY CENTER	2.1%
Cedar Realty Trust, Inc., 7.25%, Series B(c)		7,262	$181,187
Cedar Realty Trust, Inc., 6.50%, Series C(c)		15,000	330,900
Kimco Realty Corp., 5.125%, Series L(c)		15,000	389,850
Saul Centers, Inc., 6.125%, Series D(c)		47,400	1,227,897
SITE Centers Corp., 6.375%, Series A(c)		44,952	1,211,906
SITE Centers Corp., 6.50%, Series J(c)		70,755	1,786,564
SITE Centers Corp., 6.25%, Series K(c)		102,362	2,678,813

			7,807,117

REGIONAL MALL	1.1%
Brookfield Property REIT, Inc., 6.375%, Series A(c)		23,000	576,380
Pennsylvania REIT, 7.20%, Series C(c)		30,050	577,261
Pennsylvania REIT, 6.875%, Series D(c)		20,000	405,200
Taubman Centers, Inc., 6.50%, Series J(c)		33,470	871,893
Taubman Centers, Inc., 6.25%, Series K(c)		71,351	1,842,996

			4,273,730

TOTAL SHOPPING CENTERS			12,080,847

SPECIALTY	0.8%
Digital Realty Trust, Inc., 6.625%, Series C(c)		20,000	532,600
Digital Realty Trust, Inc., 6.35%, Series I(c)		50,000	1,293,500
Digital Realty Trust, Inc., 5.85%, Series K(c)		19,588	529,072
QTS Realty Trust, Inc., 7.125%, Series A(c)		23,400	620,334

			2,975,506

TOTAL REAL ESTATE			48,538,258

UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		19,000	523,450

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$49,163,299)			51,730,158

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	1.7%
BANKS	0.1%
Farm Credit Bank of Texas, 10.00%, Series 1(c)		500	†	$555,625

BANKS—FOREIGN	0.5%
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(b),(c),(d),(e)		$700,000		775,288
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(b),(c),(e)		500,000		536,675
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)(b),(c),(e),(f)		600,000		624,036

				1,935,999

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		1,300	†	1,644,890

INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(f)		606,000		667,521

REAL ESTATE	0.5%
FINANCE—FOREIGN	0.2%
AT Securities BV, 5.25% to 7/21/23 (Germany)(b),(c),(f)		750,000		753,750

HOTEL	0.1%
Service Properties Trust, 4.95%, due 10/1/29		275,000		272,428

SHOPPING CENTERS—REGIONAL MALL	0.1%
Simon Property Group LP, 2.00%, due 9/13/24		100,000		99,047
Simon Property Group LP, 2.45%, due 9/13/29		100,000		97,991

				197,038

SPECIALTY	0.1%
Equinix, Inc., 5.375%, due 5/15/27		500,000		540,312

TOTAL REAL ESTATE				1,763,528

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$5,952,579)				6,567,563

CORPORATE BONDS—REAL ESTATE	0.2%
INDUSTRIALS	0.1%
Sabra Health Care LP/Sabra Capital Corp., 4.80%, due 6/1/24		200,000		211,542

		Principal Amount	Value
SPECIALTY	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(d)		$500,000	$524,375

TOTAL CORPORATE BONDS (Identified cost—$699,743)			735,917

		Shares
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.95%(g)		6,255,131	6,255,131

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,255,131)			6,255,131

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$262,176,683)	99.3%		375,697,040
WRITTEN OPTION CONTRACTS	(0.0)		(26,280)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7		2,520,213

NET ASSETS (Equivalent to $14.45 per share based on 26,178,172 shares of common stock outstanding)	100.0%		$378,190,973

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(h)	Premiums Received	Value
Call — Equinix, Inc.	$620.00	11/15/19	(26)	$(1,499,680)	$(22,697)	$(17,290)
Call — Sun Communities, Inc.	160.00	12/20/19	(62)	(920,390)	(13,162)	(8,990)
			(88)	$(2,420,070)	$(35,859)	$(26,280)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Variable rate. Rate shown is in effect at September 30, 2019.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,299,663 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $1,935,999 or 0.5% of the net assets of the Fund.

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,045,307 which represents 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Rate quoted represents the annualized seven-day yield.
(h)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$310,408,271	$310,408,271	$—	$—
Preferred Securities—$25 Par Value:
Real Estate—Diversified	7,884,665	7,261,540	623,125	—
Real Estate—Shopping Centres	12,080,847	10,852,950	1,227,897	—
Other Industries	31,764,646	31,764,646	—	—
Preferred Securities—Capital Securities	6,567,563	—	6,567,563	—
Corporate Bonds	735,917	—	735,917	—
Short-Term Investments	6,255,131	—	6,255,131	—

Total Investments in Securities(a)	$375,697,040	$360,287,407	$15,409,633	$—

Written Option Contracts	$(26,280)	$—	$(26,280)	$—

Total Derivative Liabilities(a)	$(26,280)	$—	$(26,280)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Instruments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised,

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts activity for the nine months ended September 30, 2019:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a),(b)	$3,330,314	$3,859,644

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents one month for purchased options and eight months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.